NEWS RELEASE
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219

WESCO Distribution, Inc. announces the expiration and settlement of its offers to purchase for cash any and all of Anixter Inc.’s 5.50% Senior Notes due 2023 and 6.00% Senior Notes due 2025
and
Anixter Inc. announces the settlement of its consent solicitations related to its 5.50% Senior Notes due 2023 and 6.00% Senior Notes due 2025
PITTSBURGH, Pa. – June 23, 2020 – Following the completion of its merger with Anixter International Inc. (“Anixter International” and the transaction, the “Merger”) on June 22, 2020 whereby Anixter International became a wholly owned subsidiary of WESCO International, Inc. (NYSE: WCC) (“WESCO International”), WESCO International announced today the expiration and settlement of its wholly owned subsidiary WESCO Distribution, Inc.’s (“WESCO”) previously announced tender offers (each, an “Offer” and, together, the “Offers”) to purchase for cash any and all of Anixter Inc.’s (“Anixter”) outstanding (i) 5.50% Senior Notes due 2023 (the “2023 Notes”) and (ii) 6.00% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes,” and each such series of the Notes, a “Series”).

Concurrently, WESCO International announced today the settlement of its now-wholly owned subsidiary Anixter’s previously announced consent solicitations (the “Anixter Consent Solicitations”).

The Offers and Anixter Consent Solicitations were open to any registered holders of the Notes (individually, a “Holder,” and collectively, the “Holders”).

The Offers and Anixter Consent Solicitations were made pursuant to the Offer to Purchase and Consent Solicitation Statement, dated April 30, 2020 (the “Offer to Purchase”), which sets forth a more detailed description of the Offers and Anixter Consent Solicitations.

On May 14, 2020, WESCO entered into supplemental indentures contemplated by the Offer to Purchase for each Series of Notes. Such supplemental indentures became operative immediately prior to the closing of the Merger, and thereby apply to all Notes of such Series remaining outstanding.

The Offers
As of 11:59 p.m., New York City time, on June 22, 2020 (the “Expiration Time”), the following principal amounts of 2023 Notes and 2025 Notes were validly tendered and not validly withdrawn:

Title of Security	CUSIP Numbers	Principal Amount Tendered	Percentage Tendered	Tender Offer Consideration(1)	Early Tender Payment(1)(3)	Total Tender Offer Consideration (1)(2)
5.50% Senior Notes due 2023	035287AG6	$291,364,000	83.25%	$962.50	$50.00	$1,012.50
6.00% Senior Notes due 2025	035287AJ0	$245,827,000	98.33%	$962.50	$50.00	$1,012.50

(1) Per $1,000 principal amount of Notes that are accepted for purchase.
(2) The Total Tender Offer Consideration consists of the Tender Offer Consideration and the Early Tender Payment.
(3) Payable, subject to the terms and conditions described in the Offer to Purchase, only to Holders who validly tendered (and did not validly withdraw) Notes prior to the Early Tender Deadline (as defined below).
Each Offer was conditioned upon, among other things, the substantially concurrent or prior closing of the Merger. WESCO has accepted for purchase Notes that were validly tendered and not validly withdrawn. Notes that were validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time on May 13, 2020 (the “Early Tender Deadline”) and accepted by WESCO for purchase will receive the applicable Total Tender Offer Consideration (as set forth above) which includes an Early Tender Payment (as set forth above). Notes that were validly tendered (and not validly withdrawn) after the Early Tender Deadline and on or prior to the Expiration Time and accepted by WESCO for purchase will receive only the applicable Tender Offer Consideration (as set forth above). WESCO will deposit all funds required to make the Total Tender Offer Consideration and Tender Offer Consideration with Depositary Trust Company and expects all funds to be paid to the applicable Holders on Tuesday, June 23, 2020.

Payment for Notes accepted by WESCO for purchase will include accrued and unpaid interest from the last payment date applicable to the Notes up to, but excluding, the settlement date for the Offers (“Accrued Interest”).
The Anixter Consent Solicitations
As of 5:00 p.m., New York City time on May 13, 2020, the following principal amounts of 2023 Notes and 2025 Notes delivered consents:

Title of Security	CUSIP Numbers	Principal Amount Delivered	Percentage Delivered	Change of Control Consent Solicitation Payment(1)
5.50% Senior Notes due 2023	035287AG6	$55,538,000	15.87%	$2.50
6.00% Senior Notes due 2025	035287AJ0	$556,000	0.22%	$2.50
(1) Per $1,000 principal amount of Notes.
WESCO will deposit all funds required to make the Change of Control Consent Solicitation Payment (as set forth above) with Depositary Trust Company and expects all funds to be paid to the applicable Holders on Tuesday, June 23, 2020. Such Holders will not be entitled to receive Accrued Interest.

Other Information
This announcement does not constitute an offer to sell any securities or the solicitation of an offer to purchase any securities.
Barclays Capital Inc. acted as dealer manager and solicitation agent (the “Dealer Manager”) for the Offers and Anixter Consent Solicitation. D.F. King & Co., Inc. acted as the tender agent and information agent (the “Tender and Information Agent”) for the Offers and Anixter Consent Solicitations.

Questions or requests for assistance in relation to the Offers and Anixter Consent Solicitations may be directed to Barclays Capital Inc. at (212) 528-7581 (collect) or (800) 438-3242 (toll-free).

About WESCO
WESCO International, Inc. (NYSE: WCC), a publicly traded FORTUNE 500® holding company headquartered in Pittsburgh, Pennsylvania, is a leading provider of electrical, industrial, and communications maintenance, repair and operating (MRO) and original equipment manufacturer (OEM) products, construction materials, and advanced supply chain management and logistic services. Pro forma 2019 annual sales were approximately $17.2 billion, including Anixter International. The company employs approximately 18,900 people, maintains relationships with more than 30,000 suppliers, and serves more than 150,000 active customers worldwide. Customers include commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities. WESCO International operates 11 fully automated distribution centers and approximately 800 warehouse/branch locations in North America and more than 50 countries around the world, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.
Forward-Looking Statements
All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO International and Anixter International, including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company’s plans, objectives, expectations and intentions, statements that address the combined company’s expected future business and financial performance, and other statements identified by words such as “anticipate,” “plan,” “believe,” “estimate,” “intend,” “expect,” “project,” “will” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO International’s management, as well as assumptions made by, and information currently available to, WESCO International’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO International’s and WESCO International’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.
Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post-closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, the risk that problems may arise in successfully integrating the businesses of the companies or that the combined company could be required to divest one or more businesses, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company’s business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company’s control. Additional factors that could cause results to differ materially from those described above can be found in WESCO International’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and WESCO International’s other reports filed with the SEC.
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